Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2021 TWD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 18,380,369	$ 662,595	$ 14,364,975
Total assets	$ 42,522,584	$ 1,532,898	$ 35,080,814
Liabilities to assets ratio	43.22%	43.22%	40.95%